© 2013 Amkor Technology, Inc. Amkor Confidential Information

Disclaimer
This Presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. These statements relate to, among other things, revenues, earnings, cash flows, capital expenditures, working capital and other financial items. These statements also relate to our business strategy, goals and expectations concerning our market position, future operations, margins, profitability, liquidity and capital resources.
Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate, and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.
Actual results and trends in the future may differ materially from those suggested or implied by the forward looking statements depending on a variety of factors including those that are described in greater detail in our Annual Report on Form 10-K for the year ended December 31, 2012, other filings with the Securities
Exchange Commission and the offering memorandum with respect to the proposed notes. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.
THIS PRESENTATION IS NOT INTENDED TO BE READ SEPARATELY FROM, AND SHOULD BE
READ IN CONJUNCTION WITH, THE CONFIDENTIAL OFFERING MEMORANDUM WITH RESPECT
TO THE PROPOSED NOTES. THIS PRESENTATION IS QUALIFIED IN ITS ENTIRETY BY
REFERENCE TO THE CONFIDENTIAL OFFERING MEMORANDUM WITH RESPECT TO THE
PROPOSED NOTES.
Exhibit 99.1

© 2013 Amkor Technology, Inc. Amkor Confidential Information
Transaction Overview

($ in millions)
Sources Uses
6.375% senior notes add-on $200 General corporate purposes 190
Debt issuance premium 8 Inducement premium for Convertible Notes 15
Estimated fees and expenses 3
Total sources $208 Total uses $208
Pro forma capitalization
3/31/13 x EBITDA Adjustments
(3)
Pro forma x EBITDA
Cash $467 $190 $657
$150M revolving credit facility -- -- -- --
Debt of subsidiaries 283 0.5x 283 0.5x
Total secured debt $283 0.5x $283 0.5x
7.375% senior notes due 2018 345 0.6x 345 0.6x
6.625% senior notes due 2021 400 0.7x 400 0.7x
6.375% senior notes due 2022 300 0.6x 200 500 0.9x
Total secured and senior debt $1,328 2.5x $1,528 2.8x
6.000% conv. sr. sub. notes 250 0.5x (250) -- --
Total debt $1,578 2.9x $1,528 2.8x
Net debt $1,111 $871
Market capitalization
(1)
703 379 1,082
Total capitalization $2,281 $2,610
LTM 3/31/2013 EBITDA $542 $542
LTM 3/31/2013 interest expense
(2)
101 (3) 98
LTM 3/31/2013 capital additions 534 534
Total debt / LTM EBITDA 2.9x 2.8x
Net debt / LTM EBITDA 2.1x 1.6x
LTM EBITDA / LTM interest expense 5.4x 5.5x
(LTM EBITDA - capital additions) / LTM interest expense 0.1x 0.1x
(1)     Market capitalization based on $4.59 stock price as of 5/10/2013 and basic shares outstanding as of 4/26/2013 per the latest public 10-Q filing. Pro forma market cap based on shares outstanding after the inducement of the $250 million Convertible Notes with $3.02 conversion price, which resulted in an incremental 250 million / $3.02 = 82.8 million shares.
(2)     Interest expense pro forma for new debt issue and additional interest income on cash to balance sheet.
(3)    Assumes 100% participation in the exchange offer for the 2014 Convertible Notes

© 2013 Amkor Technology, Inc. Amkor Confidential Information

Pro Forma Debt Maturities
Current Maturity Profile as of March 31, 2013: $1,578 Million
($ millions)
Pro Forma Maturity Profile as of March 31, 2013: $1,528 Million
($ millions)
$0
$0 $0
$0 $0 $0
Callable Notes Due Balance ($M) First Call Date Call Price
7.375% Senior Notes May 2018 $345 May 2014 103.688
6.625% Senior Notes June 2021 $400 June 2015 104.969
6.375% Senior Notes October 2022 $300 October 2016 104.781
New 6.375% add-on notes October 2022 $200 October 2016 104.781
$5
$250
$255
$105
$150
$345
$23
$400
$300
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Term loans Senior Notes Convertible Notes Total
$5
$105
$150
$345
$23
$400
$500
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Term loans Senior Notes Convertible Notes Total

© 2013 Amkor Technology, Inc. Amkor Confidential Information
Key Financial Highlights:  LTM 1Q13

Investing for Growth Opportunities
Debt Increasing in Line with Improving
Profitability and Growing Cash Flow
Debt/EBITDA Under 3.0x
$2.79 Billion
Net Sales
EBITDA
(1)
Net Income
$542 Million
Adjusted
(2)
$592 Million
$43 Million
Adjusted
(2)
$95 Million
(1) EBITDA is defined as net income before interest expense, income tax expense and depreciation and amortization - Refer to reconciliation of Non-GAAP measures in the appendix
(2)  Adjusted EBITDA excludes $50 million cost of goods sold portion of loss contingency charge. Adjusted Net Income excludes $56 million loss contingency charge ($52 million, net of tax) - Refer to reconciliation of
Non-GAAP measures in the appendix

Amkor Technology®

Semiconductor Market Revenues ($ in billions)
2012
2017F

© 2013 Amkor Technology, Inc. Amkor Confidential Information
Mobile Communications Driving Semi Growth

Source:  Prismark Partners.  February 2013
*  Other includes Medical, Industrial, Military and Aerospace
Growth - $43B
CAGR - 10%
Growth - $6B
CAGR - 3%
Growth - $6B
CAGR - 2%
Growth - $15B
CAGR - 6%
Growth - $7B
CAGR - 5%
Growth - $11B
CAGR - 4%
Semiconductor Industry
Growth
2012 - $292B
2017F - $380B
Growth - $88B
CAGR - 5%
$69
$36
$68
$47
$25
$47
$112
$42
$74
$62
$32
$58
$0
$20
$40
$60
$80
$100
$120
$140
Mobile Phones &
Tablets
Consumer Computing Networking Automotive Other*

© 2013 Amkor Technology, Inc. Amkor Confidential Information

LTM 1Q13 Net Sales and Packaged Units
by Factory Location
Japan
210k sf
Philippines
1.4M sf
Taiwan
850k sf
China
1.0M sf
Korea
2.3M sf
5.8 Million Sq. Ft. Manufacturing Space
53%
32%
18%
49%
12%
6%
13%
10%
4% 3%
Net Sales Units
Korea Philippines Taiwan
China Japan
World-Class Manufacturing Infrastructure, Scale and Scope

© 2013 Amkor Technology, Inc. Amkor Confidential Information
(1)   Free cash flow is defined as operating cash flow less purchases of property, plant and equipment - Refer to reconciliation of Non-GAAP measures in the appendix
(2)  EBITDA is defined as net income before interest expense, income tax expense and depreciation and amortization - Refer to reconciliation of Non-GAAP measures in the appendix
(3) Excluding loss contingency accrual of $22 million ($20 million cost of goods sold, $2 million interest expense. $20 million, net of tax) - Refer to reconciliation of Non-GAAP measures in the appendix
(In millions, except per share data)
1Q 2012
4Q 2012
1Q 2013
Actual Adjusted
(3)
Net Sales $655 $723 $723 $688
Gross Margin 16% 16% 18% 17%
Net Income $12 $7 $27 $13
Earnings Per Diluted Share $0.06 $0.05 $0.13 $0.07
Free Cash Flow
(1)
($65) ($49) ($49) ($14)
EBITDA
(2)
$126 $139 $159 $140
Packaging Utilization 73% 77% 77% 76%

First Quarter 2013 Summary

© 2013 Amkor Technology, Inc. Amkor Confidential Information

Profitability Trends
Revenue and Gross Profit
($ in millions)
Selling, General & Administrative and
Research & Development
($ in millions)
2012 and LTM 1Q13 Adjusted Gross Margin of 17%
(1)
$2,939
$2,776
$2,760
$2,792
$664
$491
$424
$434
23%
18%
15%
16%
0%
5%
10%
15%
20%
25%
30%
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2010 2011 2012 LTM 1Q13
Revenue Gross Profit Gross Margin %
$242
$247
$217
$219
$48
$50
$54
$55
10%
11%
10%
10%
0%
5%
10%
15%
20%
25%
30%
$-
$50
$100
$150
$200
$250
$300
2010 2011 2012 LTM 1Q13
SG&A R&D SG&A and R&D % of Rev
Excludes $50 million cost of goods sold portion of loss contingency charge - Refer to reconciliation of Non-GAAP measures in the appendix
(1)

© 2013 Amkor Technology, Inc. Amkor Confidential Information

Free Cash Flow and EBITDA
Free Cash Flow
(1)
($ in millions)
(1) Free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment - Refer to reconciliation of Non-GAAP measures in the appendix
(2)   EBITDA is defined as net income before interest expense, income tax expense and depreciation and amortization - Refer to reconciliation of Non-GAAP measures in the appendix
EBITDA
(2)
($ in millions)
2012 and LTM 1Q13 Include $20 Million Payment for
Loss Contingency
2012 and LTM 1Q13 Include $50 Million for Loss
Contingency Charge
2010 2011 2012 LTM 1Q13
2010 2011 2012 LTM 1Q13
$97
$50
($144)
($93)
$676
$521
$527
$542

© 2013 Amkor Technology, Inc. Amkor Confidential Information

Capital Additions and Capital Intensity
Amkor Capital Intensity
Capital Intensity is defined as capital additions as a percentage of net sales ($ in millions)
LTM 1Q13 Capital Additions Mix
Packaging
Test
Infrastructure /
R&D
Operating Cash Flow and CapEx
($ in millions)
2013 Capital Additions of Around $525 Million to
Largely Support Demand for Mobile Communications
from Major Customers
Based on Current Demand Expectations.  Can be Fluid
Over Time, Increasing or Decreasing from Current
Expectations.
New K5 Factory and R&D Center
– Total spending of around $400 million for land and
construction over the next several years
– In 2013, around $150 million of spending for land and
construction (incremental to $525 million discussed above)
44%
38%
18%
$505
$453
$533 $534
17%
16%
19%
19%
0%
5%
10%
15%
20%
$-
$100
$200
$300
$400
$500
$600
$700
2010 2011 2012 LTM 1Q13
Capital Additions Capital Intensity %
$543
$517
$389
$432
$446
$467
$534
$525
1.2
1.1
0.7
0.8
-
0.2
0.4
0.6
0.8
1.0
1.2
$-
$100
$200
$300
$400
$500
$600
$700
2010 2011 2012 LTM 1Q13
Oper. Cash Flow CapEx Cash Paid Oper. CF/Cash CapEx

Debt ($ in billions)
Cash Balance ($ in millions)

EBIT and Interest Expense
EBIT/Interest Expense

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Credit Profile
Total Debt, Net Debt and Cash Balance
Debt/EBITDA and Net Debt/EBITDA
EBIT and Interest Expense
($ in millions)
Excluding Loss Contingency Accrual
(1)
2012 LTM 1Q13
Debt/EBITDA 2.7x 2.7x
Net Debt/EBITDA 2.0x 1.9x
EBIT ($M) $207 $213
EBIT/Interest Expense 2.2x 2.2x
$1.4
$1.3
$1.5
$1.6
$1.0
$0.9
$1.1
$1.1
$405
$435
$413
$467
$-
$100
$200
$300
$400
$500
$-
$0.5
$1.0
$1.5
$2.0
2010 2011 2012 LTM 1Q13
Total Debt Net Debt Cash Balance
2.0
2.6
2.9
2.9
1.4
1.8
2.1
2.1
2010 2011 2012 LTM 1Q13
Debt/EBITDA Net Debt/EBITDA
$352
$186
$157
$163
$101
$87
$98
$101
3.5
2.1
1.6
1.6
-
0.5
1.0
1.5
2.0
2.5
3.0
3.5
$-
$100
$200
$300
$400
2010 2011 2012 LTM 1Q13
EBIT Interest Expense EBIT/Int. Exp.
(1) Excludes $56 million loss contingency charge ($50 million cost of goods sold; $6 million interest expense; $52 million, net of tax) - Refer to reconciliation of Non-GAAP measures in the appendix

© 2013 Amkor Technology, Inc. Amkor Confidential Information

Financial Reconciliation Tables
(1) See discussion of Non-GAAP measures on page 20
($ in millions)
2010 2011 2012 LTM 1Q13 Q112 Q412 Q113
Net Cash Provided by Operating Activities $543 $517 $389 $432 $56 $105 $99
Less: Purchases of Property, Plant and Equipment (446) (467) (534) (525) (121) (154) (113)
Free Cash Flow
(1)
$97 $50 ($144) ($93) ($65) ($49) ($14)
Property, Plant and Equipment Additions
(Capital Additions) $505 $453 $533 $534 $124 $86 $124
Net Change in Related Accounts Payable
and Deposits (59) 14 1 (9) (3) 68 (11)
Purchases of Property, Plant and Equipment $446 $467 $534 $525 $121 $154 $113
Net Income $232 $92 $42 $43 $12 $7 $13
Plus:  Interest Expense (Including Related Party) 101 87 98 101 22 27 26
Plus:  Income Tax Expense 19 7 17 19 3 8 4
EBIT
(1)
352 186 157 163 37 42 43
Plus:  Depreciation & Amortization 324 335 370 379 89 97 97
EBITDA
(1)
$676 $521 $527 $542 $126 $139 $140

© 2013 Amkor Technology, Inc. Amkor Confidential Information

Financial Reconciliation Tables
(1) See discussion of Non-GAAP measures on page 20
($ in millions)
2010 2011 2012 LTM 1Q13
Operating Income $374 $194 $153 $159
Plus:  Equity in Earnings of Unconsolidated Affiliate 6 7 6 4
Less:  Income Tax Expense (19) (7) (17) (19)
Net Operating Profit After Tax (NOPAT) $361 $194 $142 $144
Average Debt $1,399 $1,355 $1,446 $1,466
Plus:  Average Equity 507 662 676 684
Less:  Average Cash (400) (420) (424) (424)
Average Invested Capital $1,506 $1,597 $1,698 $1,726
Return on Invested Capital (ROIC)
(1)
24% 12% 8% 8%
(NOPAT / Average Invested Capital)
Total Debt $1,364 $1,347 $1,545 $1,578
Less:  Cash 405 435 413 467
Net Debt $959 $912 $1,132 $1,111
EBITDA
(1)
$676 $521 $527 $542
Debt / EBITDA 2.0 2.6 2.9 2.9
Net Debt / EBITDA 1.4 1.8 2.1 2.1

© 2013 Amkor Technology, Inc. Amkor Confidential Information

Financial Reconciliation Tables
We define free cash flow as net cash provided by operating activities less purchases of property, plant and equipment.  Free cash flow is not defined by U.S. generally accepted accounting principles ("U.S. GAAP").  However, we believe free cash flow to be relevant and useful information to our investors because it provides them with additional information in assessing our liquidity, capital resources and financial operating results.  Our management uses free cash flow in evaluating our liquidity, our ability to service debt and our ability to fund capital additions.  However, free cash flow has certain limitations, including that it does not represent the residual cash flow available for discretionary expenditures since other, non-discretionary expenditures, such as mandatory debt service, are not deducted from the measure.  The amount of mandatory versus discretionary expenditures can vary significantly between periods.  This measure should be considered in addition to, and not as a substitute for, or superior to, other measures of liquidity or financial performance prepared in accordance with U.S. GAAP, such as net cash provided by operating activities.
Furthermore, our definition of free cash flow may not be comparable to similarly titled measures reported by other companies.
We define EBIT as net income before interest expense and income tax expense. We define EBITDA as EBIT before depreciation and amortization. EBIT and EBITDA are not defined by U.S. GAAP. However, we believe EBIT and EBITDA to be relevant and useful information to our investors because they provide investors with additional information in assessing our financial operating results. Our management uses EBIT and EBITDA in evaluating our operating performance, our ability to service debt and our ability to fund capital additions. However, these measures should be considered in addition to, and not as a substitute for, or superior to, operating income, net income or other measures of financial performance prepared in accordance with U.S. GAAP, and our definitions of EBIT and EBITDA may not be comparable to similarly titled measures reported by other companies.
We define return on invested capital ("ROIC") as net operating profit after tax (the sum of operating income plus equity in earnings of unconsolidated affiliate less income tax expense) divided by average invested capital (the sum of average debt plus average equity less average cash).  ROIC is not defined by U.S. GAAP.  However, we believe ROIC is relevant and useful information for our investors and management in evaluating whether our capital investments are generating stockholder value.

© 2013 Amkor Technology, Inc. Amkor Confidential Information
In this presentation we provide adjusted gross margin, adjusted net income, adjusted earnings per diluted share and adjusted EBITDA for the quarter and year ended December 31,
2012, and the twelve months ended March 31, 2013.  We present these non-GAAP amounts to demonstrate the impact of the loss contingency we recognized for the quarter and year ended December 31, 2012, and the twelve months ended March 31, 2013, related to our pending patent license arbitration with Tessera, Inc.  However, these measures have limitations, including that they exclude the charges for the Tessera arbitration award, which is an amount that the company may ultimately have to pay in cash.  Furthermore, the factors affecting the calculation of the arbitration award are complex and subject to determination by the arbitration panel.  Therefore, the final amount of the loss may be more than the amount we have recognized.  Accordingly, these measures that exclude the loss contingency should be considered in addition to, and not as a substitute for, or superior to, gross margin, net income and earnings per diluted share prepared in accordance with U.S. GAAP.  Above is the reconciliation of adjusted gross margin, adjusted net income and adjusted earnings per diluted share to
U.S. GAAP gross margin, net income and earnings per diluted share.

Financial Reconciliation Tables
(1) See discussion of Non-GAAP measures on page 20
4Q12 2012 LTM 1Q13
Gross Margin 16% 15% 16%
Plus:  Loss Contingency Charge Divided by Net Sales 2% 2% 1%
Adjusted Gross Margin 18% 17% 17%
Net Income
$7 $42 $43
Plus:  Loss Contingency Charge, Net of Tax 20 52 52
Adjusted Net Income $27 $94 $95
Earnings per Diluted share $0.05 $0.24 $0.23
Plus:  Loss Contingency Charge per Diluted Share 0.08 0.21 0.21
Adjusted Earnings per Diluted Share $0.13 $0.45 $0.44
EBITDA
(1)
$139 $527 $542
Plus:  Cost of Goods Sold Portion of Loss Contingency Charge 20 50 50
Adjusted EBITDA
(1)
$159 $577 $592
($ in millions)
($ in millions)